EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 9, 2004


                        N-VIRO INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                         0-21802               34-1741211
  (STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)
 INCORPORATION  OR  ORGANIZATION)                      (IRS  EMPLOYER
                                                  IDENTIFICATION  NO.)


     3450  W.  CENTRAL  AVENUE,  SUITE  328
     TOLEDO,  OHIO                                        43606
 (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
                                                       (ZIP  CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01  Entry  Into  a  Material  Definitive  Agreement

N-Viro International Corporation executed an Amendment to the Amended and Restated Employment Agreement dated June 6, 2003, with Michael G. Nicholson. Mr. Nicholson is employed by the Company as Vice President of Sales and Chief Development Officer, and is a member of the Company's Board of Directors. The Company and Mr. Nicholson agreed primarily to revise the grant of options under Mr. Nicholson's Employment Agreement to provide for an option to purchase 30,000 shares of the Company's Common Stock at $0.90 per share, and an option to purchase 20,000 shares of the Company's common stock at $1.95 per share. The Amendment has been attached to this filing as Exhibit 10.1.



Item  9.01  -  Financial  Statements  and  Exhibits

(c)     Exhibits

     Exhibit  No.     Description
       10.1        Amendment  to  the  Amended and Restated Employment Agreement
                     dated  June  6,  2003.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:          September  10,  2004          By:       /s/  James  K. McHugh
                --------------------                    --------------------
                                                         James  K.  McHugh
                                                    Chief  Financial  Officer


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